GUARANTY


     GUARANTY dated as of this 29th day of August,
1996,  by  NEWPARK  RESOURCES,  INC.,  a  Delaware
corporation  ("Guarantor"),  for  the  benefit  of
HELLER   FINANCIAL  LEASING,  INC.,   a   Delaware
corporation ("Heller").

                           RECITALS:

      WHEREAS,  Newpark Shipbuilding  and  Repair,
Inc.,   a  Texas  corporation  ("Borrower"),   has
entered into a certain Credit Agreement of even date herewith (as the same may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") with Heller;
and

      WHEREAS,  Borrower  has  received,  and  may
hereafter   receive,  loans  and  other  financial
accommodations  from  Heller  under   the   Credit
Agreement, as a result of which it has incurred, and expects simultaneously with the delivery of this Agreement to, and will hereafter, incur, "Obligations" (as that term is defined in the Credit Agreement) to Heller; and

      WHEREAS, Newpark Shipholding Texas, L.P.,  a
wholly     owned    Subsidiary    of     Guarantor
("Shipholding"),  has  entered  into   a   certain
Agreement for Purchase and Sale of Assets dated as
of  August 29, 1996, pursuant to which Shipholding
will  sell to Borrower, and Borrower will purchase
from   Shipholding,  certain  real  and   personal
property; and

     WHEREAS, Borrower intends to use the proceeds
of  the loans extended by Heller to Borrower under
the  Credit Agreement to finance a portion of  the
purchase   price  of  certain  assets,  including,
without limitation, certain of the assets acquired from Shipholding; and

       WHEREAS, Borrower will not be able to purchase the assets from Shipholding but for the extension of the loans by Heller to Borrower; and

      WHEREAS, Guarantor acknowledges that, as the owner, directly and indirectly, of all of the equity interests in Shipholding, it will receive substantial direct and indirect benefits by reason of the making of loans to Borrower as provided in the Credit Agreement; and

      WHEREAS, one of the conditions precedent to the obligation of Heller to extend loans to Borrower is the execution by Guarantor of this Guaranty and the performance by Guarantor of its obligations hereunder;

      NOW, THEREFORE, in consideration of the premises and in order to induce Heller to make the loans under the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees with Heller, as follows:

       1.    Incorporation  of  Recitals;  Defined
Terms.   The  foregoing recitals are  incorporated
herein   by  this  reference.   Terms   that   are
capitalized but which are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

      2.    Guaranty of Payment.  Guarantor hereby
unconditionally  and  irrevocably  guaranties   to
Heller  the punctual payment when due, whether  at
stated  maturity or by acceleration or  otherwise,
of  eighty  and sixty-five one hundredths  percent
(80.65%)  of  the principal balance of  the  Loans
outstanding  from  time to time under  the  Credit
Agreement;  provided, however, in no  event  shall
Guarantor's  aggregate liability pursuant  to  the
foregoing exceed Ten Million and No/100ths Dollars
($10,000,000).    Guarantor   agrees   that   this
Guaranty  is a present and continuing guaranty  of
payment and not of collectibility, and that Heller
shall  not  be  required to prosecute  collection,
enforcement  or  other remedies against  Borrower,
any  other  guarantor of the  Obligations  or  any
other  Person, or to enforce or resort to  any  of
the   Collateral  or  other  rights  or   remedies
pertaining  thereto, before calling  on  Guarantor
for  payment.  Guarantor agrees that if,  for  any
reason,  Borrower  or any other guarantor  of  the
Obligations  shall  fail  or  be  unable  to  pay,
punctually  and  fully,  any  of  the  outstanding
principal  of the Loans, Guarantor shall  pay  the
outstanding principal of the Loans, or any portion
thereof  demanded by Heller (in each case  subject
to  the  limitation  set forth  above)  to  Heller
immediately upon demand.  In the event payment  of
any amount due and payable under this Guaranty  is
not  made  by  Guarantor immediately after  demand
therefor,  Guarantor  agrees  to  pay  to   Heller
interest   on   such  amount  owed  by   Guarantor
hereunder  at  the default rate  of  interest  set
forth  in the Credit Agreement.  Guarantor  agrees
that one or more successive actions may be brought
against  Guarantor,  as  often  as  Heller   deems
advisable, until all of the Obligations are paid and performed in full.

      3.    Continuing Guaranty.  Guarantor agrees
that  the  obligations  of Guarantor  pursuant  to
Section 2 above and any other provision of any of the Loan Documents to which Guarantor is a party shall be primary obligations, shall not be subject to any counterclaim, set-off, abatement, deferment or defense (other than payment or performance) based upon any claim that Guarantor may have against Heller, Borrower, any other guarantor of the Obligations or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by any circumstance or condition
(whether or not Guarantor shall have any knowledge thereof), including without limitation:

            (a)    any   lack   of   validity   or
     enforceability of any of the Loan Documents;

            (b)    any   termination,   amendment,
     modification or other change in any of the Loan Documents;

             (c)     any   furnishing,   exchange,
     substitution or release of any Collateral, or any failure to perfect any Lien in any of the Collateral;

           (d)  any failure, omission or delay  on
     the part of Borrower, Guarantor, any other guarantor of the Obligations, or Heller to conform or comply with any term of any of the Loan Documents or any failure of Heller to give notice of any Default or Event of Default;

           (e)   any  waiver, compromise, release,
     settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in any of the Loan Documents;

           (f)   any action or inaction by  Heller
     under  or  in  respect of  any  of  the  Loan
     Documents, any failure, lack of diligence, omission or delay on the part of Heller to enforce, assert or exercise any right, power or remedy conferred on it in any of the Loan
     Documents, or any other action or inaction on the part of Heller;

            (g)    any  dissolution  of  Borrower,
     Guarantor  or any guarantor or any  voluntary
     or    involuntary   bankruptcy,   insolvency,
     reorganization,  arrangement,   readjustment,
     assignment  for  the  benefit  of  creditors,
     composition,    receivership,    liquidation,
     marshalling of assets and liabilities or similar events or proceedings with respect to Borrower, Guarantor or any other guarantor of the Obligations, as applicable, or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

           (h)   any  merger  or consolidation  of
     Borrower, Guarantor or any other guarantor of the Obligations into or with any Person, or any sale, lease or transfer of any of the assets of Borrower, Guarantor or any other guarantor of the Obligations to any other
     Person;

           (i)  any change in the ownership of the
     capital  stock or other equity securities  of
     Guarantor, Borrower or any other guarantor of
     the   Obligations  or  any  change   in   the
     relationship between Borrower, Guarantor or any other guarantor of the Obligations, or any termination of any such relationship;

            (j)   any  release  or  discharge   by
     operation of law of Borrower, Guarantor or any other guarantor of the Obligations from any obligation or agreement contained in any of the Loan Documents; or

          (k)  any other occurrence, circumstance,
     happening   or  event,  whether  similar   or
     dissimilar  to  the  foregoing  and   whether
     foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against Borrower or Guarantor.

       4.    Waivers.   Guarantor  unconditionally
waives, to the extent permitted by law, (i) notice
of  any  of  the matters referred to in Section  3
above,  (ii) all notices which may be required  by
statute,  rule  of  law  or  otherwise,   now   or
hereafter in effect, to preserve intact any rights
against  Guarantor, including, without limitation,
any  demand,  presentment and  protest,  proof  of
notice  of  non-payment  under  any  of  the  Loan
Documents  and notice of any Default or any  Event
of Default or any failure on the part of Borrower,
Guarantor   or   any   other  guarantor   of   the
Obligations   to  perform  or  comply   with   any
covenant, agreement, term or condition of  any  of
the   Loan  Documents,  (iii)  any  right  to  the
enforcement,   assertion   or   exercise   against
Borrower, Guarantor or any other guarantor of the Obligations of any right or remedy conferred under any of the Loan Documents, (iv) any requirement of diligence on the part of any Person, (v) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any of the Loan Documents, and (vi) any notice of any sale, transfer or other disposition of any right, title or interest of Heller under any of the Loan
Documents.

        5.     Representations   and   Warranties.
Guarantor represents and warrants to Heller as follows:

            (a)  Organization  and  Qualification.
     Guarantor  is  a corporation duly  organized,
     validly  existing and in good standing  under
     the  laws of the State of Delaware,  has  all
     requisite  corporate power and  authority  to
     own its property and to carry on its business
     as  now  conducted  and  as  proposed  to  be
     conducted,  and  is  in  good  standing   and
     authorized   to   do   business    in    each
     jurisdiction in which the nature of its business requires it to be so qualified, except in jurisdictions in which the failure to be so authorized and in good standing could not reasonably be expected to have a Material Adverse Effect.

          (b)  Power and Authority.  Guarantor has
     the  corporate power and authority  to  enter
     into,  execute,  deliver and  carry  out  the
     terms  of  this Guaranty and the  other  Loan
     Documents to which it is a party and to incur
     the   obligations  provided  for  herein  and
     therein,   all  of  which  have   been   duly
     authorized by all proper and necessary action and are not prohibited by the organizational instruments of Guarantor.

           (c)  Binding Obligation.  This Guaranty
     and   the  other  Loan  Documents  to   which
     Guarantor is a party, have been duly executed
     and  delivered by, and constitute  the  valid
     and    legally   binding   obligations    of,
     Guarantor,  enforceable against Guarantor  in
     accordance   with  their  respective   terms,
     subject     to     bankruptcy,    insolvency,
     moratorium, reorganization and other similar laws affecting creditor's rights.

            (d)    No  Conflict.   The  execution,
     delivery and performance by Guarantor of this
     Guaranty and each of the other Loan Documents
     to  which  it is a party and the consummation
     by Guarantor of the transactions contemplated
     hereby  and thereby do not and will not:  (1)
     violate  any  provision of law applicable  to
     Guarantor,  the certificate of  incorporation
     or   bylaws  of  Guarantor,  or  any   order,
     judgment or decree of any court or other agency of government binding on Guarantor;
     (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual
     Obligation of Guarantor; (3) result in or require the creation or imposition of any material Lien upon any of the properties or assets of Guarantor; or (4) require any approval or consent of any Person under any Contractual Obligation of Guarantor which has not been obtained, except, with respect to each of clauses (1) and (2), such violations, conflicts, breaches and defaults which could not reasonably be expected to have, either individually or in the aggregate, a Material
     Adverse Effect.

            (e)    Governmental   Consents.    The
     execution,   delivery  and   performance   by
     Guarantor  of this Guaranty and each  of  the
     other  Loan Documents to which it is a party,
     and  the  consummation by  Guarantor  of  the
     transactions contemplated hereby and  thereby
     do  not and will not require any registration
     with,  consent or approval of, or notice  to,
     or  other action to, with or by, any federal,
     state  or  other  governmental  authority  or
     regulatory  body except filings  required  in
     connection  with the perfection  of  security
     interests  granted  pursuant  to   the   Loan
     Documents, and other filings, authorizations, consents and approvals, all of which have been made or obtained or the absence of which would not have a Material Adverse Effect.

           (f)   Litigation; Adverse Facts.  There
     are    no   judgments   outstanding   against
     Guarantor  or  affecting any of its  property
     nor  is  there  any  action,  charge,  claim,
     demand,     suit,    proceeding,    petition,
     governmental investigation or arbitration now
     pending   or,   to  the  best  knowledge   of
     Guarantor   after  due  inquiry,   threatened
     against or affecting Guarantor and/or any  of
     its  property which, if adversely determined,
     would result in a Material Adverse Effect  or
     which  relate  to and affect the consummation
     of  the transactions contemplated by the Loan
     Documents  to  which Guarantor  is  a  party.
     Guarantor  has  not received any  opinion  or
     memorandum or legal advice from legal counsel
     to  the  effect  that it is  exposed  to  any
     liability   or   disadvantage   which   could
     reasonably be expected to result in any Material Adverse Effect.

          (g)  Payment of Taxes.  All material tax
     returns  and reports required to be filed  by
     Guarantor  have  been timely filed,  and  all
     taxes,    assessments,   fees    and    other
     governmental charges upon Guarantor and upon its properties, assets, income and franchises which are shown on such returns as due and payable have been paid when due and payable, except where being contested in good faith by appropriate proceedings diligently prosecuted for which reserves have been established in accordance with GAAP.

           (h)   Burdensome Obligations; Solvency.
     After   giving  effect  to  the  transactions
     contemplated by this Guaranty and  the  other
     Loan Documents to which Guarantor is a party,
     Guarantor (i) will not be a party  to  or  be
     bound  by  any  franchise,  agreement,  deed,
     lease  or other instrument, or be subject  to
     any  restriction,  which  is  so  unusual  or
     burdensome,   so   as  to   cause,   in   the
     foreseeable   future,  a   Material   Adverse
     Effect,  (ii) does not intend to  incur,  and
     does  not  believe that it will incur,  debts
     beyond its ability to pay such debts as  they
     become  due, (iii) owns and will own  assets,
     the  fair  saleable value of  which  are  (I)
     greater   than  the  total  amount   of   its
     liabilities       (including       contingent
     liabilities) and (II) greater than the amount
     that  will  be  required to pay the  probable
     liabilities  of  its then existing  debts  as
     they  become absolute and matured considering
     all   financing  alternatives  and  potential
     asset sales reasonably available to it ,  and
     (iv)  has and will have capital that  is  not
     unreasonably   small  in  relation   to   its
     business  as  presently  conducted   and   as
     proposed to be conducted. Guarantor does not presently anticipate that future expenditures needed to meet the provisions of federal or state statutes, orders, rules or regulations will be so burdensome so as to have a Material Adverse Effect.

      6.    Subordination.  Guarantor agrees  that
any   and   all  present  and  future  debts   and
obligations of Borrower to Guarantor hereby are subordinated to the claims of Heller.

       7.    Reinstatement.   The  obligations  of
Guarantor pursuant to this Guaranty shall continue
to be effective or automatically be reinstated, as
the case may be, if at any time payment of any  of
the Obligations is rescinded or otherwise must  be
restored   or   returned  by   Heller   upon   the
insolvency, bankruptcy, dissolution, liquidation or reorganization of Guarantor, Borrower or any other guarantor of the Obligations or otherwise, all as though such payment had not been made.

      8.    Successors and Assigns.  This Guaranty
shall   inure  to  the  benefit  of  Heller,   its
successors and assigns. This Guaranty shall be binding on Guarantor, its successors and assigns, and shall continue in full force and effect until all of the Obligations are paid and performed in full.

      9.    No  Waiver  of Rights.   No  delay  or
failure  on  the  part of Heller to  exercise  any
right,  power or privilege under this Guaranty  or
any of the other Loan Documents shall operate as a
waiver  thereof, and no single or partial exercise
of  any  right, power or privilege shall  preclude
any  other  or  further exercise  thereof  or  the
exercise of any other power or right, or be deemed
to  establish  a custom or course  of  dealing  or
performance  between  the  parties  hereto.    The
rights and remedies herein provided are cumulative
and  not  exclusive  of  any  rights  or  remedies
provided  by  law.   No notice  to  or  demand  on
Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstance.

       10.    Modification.   The  terms  of  this
Guaranty  may be waived, discharged, or terminated
only  by  an instrument in writing signed  by  the
party  against  which enforcement of  the  change,
waiver,  discharge or termination is  sought.   No
amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of Heller.

     11. Costs and Expenses. Guarantor agrees to pay on demand all reasonable costs and expenses incurred by or on behalf of Heller (including, without limitation, attorneys' fees and expenses) in enforcing the obligations of Guarantor under this Guaranty.

      12.   Joinder.   Guarantor agrees  that  any
action to enforce this Guaranty may be brought against Guarantor without any reimbursement or joinder of Borrower or any other guarantor of the Obligations in such action.

     13.  Covenants.

           (a)   Financial Statements.   Guarantor
will  maintain, and cause each of its Subsidiaries
to  maintain,  a system of accounting  established
and administered in accordance with sound business
practices   to  permit  preparation  of  financial
statements  in  conformity with  GAAP.   Guarantor
will deliver to Heller the financial statements and other reports described below.

                (I)  For so long as Guarantor is a
reporting  company  under the Securities  Exchange
Act of 1934, as amended, Guarantor shall deliver to Heller, all financial statements, reports and proxy statements sent or made available to its security holders and copies of all regular and periodic reports and all registration statements and prospectuses, if any, filed by Guarantor with any securities exchange or with the Securities
Exchange Commission.

                (II)  If Guarantor is not  such  a
reporting company:

                (A)   Interim Financials.  As soon
as  available and in any event within  sixty  (60)
days  after  the  end  of  each  quarter  and,  if
requested by Heller, within thirty-five (35)  days
after  the  end  of  each  month,  Guarantor  will
deliver the consolidated and consolidating balance
sheet    of    Guarantor   (showing   intercompany
eliminations),  as at the end of such  period  and
the   related   consolidated   and   consolidating
statements   of   income   (showing   intercompany
eliminations), stockholders' equity and cash flow for such period and for the period from the beginning of the then current fiscal year to the end of such period.

                (B)  Year-End Financials.  As soon
as  available and in any event within ninety  (90)
days  after the end of each Fiscal Year, Guarantor
will  deliver: (1) the consolidated balance  sheet
of  Guarantor as at the end of such year  and  the
related   consolidated   statements   of   income,
stockholders' equity and cash flow for such fiscal
year;   (2)   a   schedule  of   the   outstanding
Indebtedness  for borrowed money of Guarantor  and
its  Subsidiaries describing in reasonable  detail
each  such debt issue or loan outstanding and  the
principal amount and amount of accrued and  unpaid
interest  with respect to each such debt issue  or
loan;  (3)  a report with respect to the financial
statements  from  Grant  Thornton  or  a  Big  Six
Accounting  Firm selected by Guarantor,  or  other
firm  of  independent certified public accountants
acceptable  to  Heller,  which  report  shall   be
without  Qualification and shall  state  that  (a)
such  consolidated  financial  statements  present
fairly  the  consolidated  financial  position  of
Guarantor  and its Subsidiaries as  at  the  dates
indicated and the results of their operations  and
cash  flow for the periods indicated in conformity
with GAAP applied on a basis consistent with prior
years  and  (b)  that  the  examination  by   such
accountants  in connection with such  consolidated
financial  statements has been made in  accordance
with  generally  accepted auditing standards;  and
(4)   copies   of   the  consolidating   financial
statements  of  Guarantor  and  its  Subsidiaries,
including  (a)  consolidating  balance  sheets  of
Guarantor  and its Subsidiaries as at the  end  of
such Fiscal Year showing intercompany eliminations
and   (b)  related  consolidating  statements   of
earnings of Guarantor and its Subsidiaries showing
intercompany  eliminations.   As  used   in   this
subsection  13(a)(II)(B),  "Qualification"  means,
with respect to any certificate covering financial
statements,  a  qualification to such  certificate
(such  as a "subject to" or "except for" statement
or  emphasis paragraph therein) (a) resulting from
a  limitation on the scope of examination of  such
financial  statements or the underlying data,  (b)
as to the capability of the Person whose financial
statements are certified to continue operations as
a  going concern, or (c) which could be eliminated
by   changes  in  financial  statements  or  notes
thereto  covered by such certificate (such  as  by
the  creation  of or increase in a  reserve  or  a
decrease  in  the carrying value  of  assets)  and
which  if so eliminated by the making of any  such
change  and  after  giving  effect  thereto  would
occasion   a  Default  or  an  Event  of  Default;
provided that, without limitation, neither of  the
following shall constitute a Qualification:  (x) a
consistency  exception relating  to  a  change  in
accounting  principles with which the  independent
public  accountants for the Person whose financial
statements are being certified have concurred,  or
(y)  a  qualification relating to the  outcome  or
disposition  of  threatened  litigation,   pending
litigation being contested in good faith,  pending
or  threatened claims or other contingencies,  the
impact    of    which   litigation,   claims    or
contingencies cannot be determined with sufficient
certainty   to  permit  quantification   in   such
financial statements.

          (b)  Restriction of Fundamental Changes.
Guarantor will not: (a) enter into any transaction
of merger or consolidation unless (i) Guarantor is
the  surviving entity or (ii) the surviving entity
(x)  assumes  all of the obligations of  Guarantor
hereunder  pursuant  to  an  assumption  agreement
reasonably  satisfactory to  Heller  and  (y)  has
creditworthiness and financial position equivalent
to or better than Guarantor's as of June 30, 1996;
or  (b) liquidate, wind-up or dissolve itself  (or
suffer any liquidation or dissolution) unless  (i)
there is in connection with such event a successor
entity  to  Guarantor and (ii) such successor  (x)
assumes   all  of  the  obligations  of  Guarantor
hereunder  pursuant  to  an  assumption  agreement
reasonably  satisfactory to  Heller  and  (y)  has
creditworthiness and financial position equivalent
to or better than Guarantor's as of June 30, 1996;
or (c) convey, sell, transfer or otherwise dispose
of,   in   one   transaction  or   a   series   of
transactions, (i) all or a material portion of the
business   or   assets  of   Guarantor   and   its
Subsidiaries,  taken as a whole or,  or  (ii)  the
capital stock of or other equity interests in  any
of  its  Subsidiaries which  represent  all  or  a
material  portion  of the business  or  assets  of
Guarantor and its Subsidiaries, taken as a  whole,
unless (x) the purchaser or transferee assumes all
of the obligations of Guarantor hereunder pursuant
to an assumption agreement reasonably satisfactory
to   Heller  and  (y)  has  creditworthiness   and
financial  position equivalent to or  better  than
Guarantor's  as  of  June  30,  1996.   The   term
"material   portion"  as  used  in  the  foregoing
clauses  (c)(i) and (ii) means any  portion  which
would   materially  impair  Heller's  ability   to
collect under this Guaranty or could reasonably be expected to result in a Material Adverse Effect.

      14.  Severability.  If any provision of this
Guaranty is deemed to be invalid by reason of  the
operation  of  any  law,  or  by  reason  of   the
interpretation  placed thereon  by  any  court  or
other  governmental authority, this Guaranty shall
be  construed as not containing such provision and
the  invalidity of such provision shall not affect
the  validity of any other provision  hereof,  and
any   and   all  other  provisions  hereof   which
otherwise are lawful and valid shall remain in full force and effect.

     15.  Notices.

       Unless   otherwise  specifically   provided
herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, telexed or sent by overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy or telex, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (Chicago time) or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two days after delivery to such courier properly addressed; or
(d) if by U.S. Mail, four Business Days after depositing in the United States mail, with postage prepaid and properly addressed.

     Notices shall be addressed as follows:

     If to Guarantor:         Newpark Resources, Inc.
                              3850  North Causeway Blvd.,  Suite 1770
                              Metairie, LA 70002-1752
                              Attn: Matthew Hardey
                              Telecopy: (504) 833-9506

     With a copy to:          Ervin Cohen & Jessup
                              9401 Wilshire Boulevard
                              Beverly Hills, California 90212
                              Attn: Bertram K. Massing, Esq.
                              Telecopy: (310) 859-2325

     If to Heller:            Heller Financial Leasing, Inc.
                              900 Circle 75 Parkway, N.W.
                              Suite 1800
                              Atlanta, Georgia 30339
                              Attn: Credit Manager
                              Commercial Equipment Finance Division
                              Telecopy: (770) 980-6090

     With a copy to:          Heller Financial Leasing, Inc.
                              900 Circle 75 Parkway, N.W.
                              Suite 1800
                              Atlanta, Georgia 30339
                              Attn: Elizabeth A. Edelman, Esq.
                              Telecopy: (770) 980-6215








or   to  such  other  address  as  the  party
addressed shall have previously designated by
written notice to the serving party, given in
accordance  with this Section 15.   A  notice
not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

     16. APPLICABLE LAW.

      THIS GUARANTY SHALL BE GOVERNED BY, AND
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE
WITH,  THE  INTERNAL LAWS  OF  THE  STATE  OF
ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS
PRINCIPLES.

      17. CONSENT TO JURISDICTION AND SERVICE
OF PROCESS.

       GUARANTOR  HEREBY  CONSENTS   TO   THE
JURISDICTION  OF ANY STATE OR  FEDERAL  COURT
LOCATED  WITHIN THE COUNTY OF COOK, STATE  OF
ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT
TO   HELLER'S   ELECTION,  ALL   ACTIONS   OR
PROCEEDINGS  ARISING OUT OF  OR  RELATING  TO
THIS  GUARANTY  OR THE OTHER  LOAN  DOCUMENTS
SHALL BE LITIGATED IN SUCH COURTS.  GUARANTOR
ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS
PROPERTIES,  GENERALLY  AND  UNCONDITIONALLY,
THE    NONEXCLUSIVE   JURISDICTION   OF   THE
AFORESAID  COURTS AND WAIVES ANY  DEFENSE  OF
FORUM  NON CONVENIENS, AND IRREVOCABLY AGREES
TO  BE BOUND BY ANY JUDGMENT RENDERED THEREBY
IN  CONNECTION WITH THIS GUARANTY, SUCH OTHER
LOAN  DOCUMENT OR SUCH OBLIGATION.  GUARANTOR
DESIGNATES AND APPOINTS CT CORPORATION SYSTEM
AND  SUCH  OTHER PERSONS AS MAY HEREAFTER  BE
SELECTED BY GUARANTOR WHICH IRREVOCABLY AGREE
IN  WRITING  TO  SO SERVE  AS  ITS  AGENT  TO
RECEIVE  ON ITS BEHALF SERVICE OF ALL PROCESS
IN  ANY  SUCH PROCEEDINGS IN ANY SUCH  COURT,
SUCH  SERVICE  BEING HEREBY  ACKNOWLEDGED  BY
GUARANTOR TO BE EFFECTIVE AND BINDING SERVICE
IN EVERY RESPECT.  A COPY OF ANY SUCH PROCESS
SO  SERVED SHALL BE MAILED BY REGISTERED MAIL
TO  GUARANTOR  AT  ITS  ADDRESS  PROVIDED  IN
SECTION   15  EXCEPT  THAT  UNLESS  OTHERWISE
PROVIDED  BY APPLICABLE LAW, ANY  FAILURE  TO
MAIL  SUCH COPY SHALL NOT AFFECT THE VALIDITY
OF   SERVICE  OF  PROCESS.   IF   ANY   AGENT
APPOINTED  BY  GUARANTOR  REFUSES  TO  ACCEPT
SERVICE, GUARANTOR HEREBY AGREES THAT SERVICE
UPON  IT  BY MAIL SHALL CONSTITUTE SUFFICIENT
NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT
TO   SERVE   PROCESS  IN  ANY  OTHER   MANNER
PERMITTED BY LAW OR SHALL LIMIT THE RIGHT  OF
HELLER TO BRING PROCEEDINGS AGAINST GUARANTOR
IN THE COURTS OF ANY OTHER JURISDICTION.

     18. WAIVER OF JURY TRIAL.

      GUARANTOR HEREBY WAIVES ITS RIGHT TO  A
JURY  TRIAL OF ANY CLAIM OR CAUSE  OF  ACTION
BASED  UPON OR ARISING OUT OF THIS  GUARANTY,
ANY  OF  THE LOAN DOCUMENTS, OR ANY  DEALINGS
BETWEEN GUARANTOR AND HELLER RELATING TO  THE
SUBJECT    MATTER    OF   THE    TRANSACTIONS
CONTEMPLATED    BY   THE   LOAN    DOCUMENTS.
GUARANTOR  ALSO WAIVES ANY BOND OR SURETY  OR
SECURITY UPON SUCH BOND WHICH MIGHT, BUT  FOR
THIS  WAIVER,  BE REQUIRED  OF  HELLER.   THE
SCOPE  OF THIS WAIVER IS INTENDED TO BE  ALL-
ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY
BE  FILED IN ANY COURT AND THAT RELATE TO THE
SUBJECT MATTER OF THIS TRANSACTION, INCLUDING
WITHOUT  LIMITATION,  CONTRACT  CLAIMS,  TORT
CLAIMS, BREACH OF DUTY CLAIMS, AND ALL  OTHER
COMMON  LAW AND STATUTORY CLAIMS.   GUARANTOR
ACKNOWLEDGES THAT THIS WAIVER IS  A  MATERIAL
INDUCEMENT   TO   ENTER   INTO   A   BUSINESS
RELATIONSHIP, THAT HELLER HAS ALREADY  RELIED
ON THE WAIVER IN ENTERING INTO THE OTHER LOAN
DOCUMENTS TO WHICH THEY ARE A PARTY AND  THAT
EACH  WILL CONTINUE TO RELY ON THE WAIVER  IN
THEIR  RELATED  FUTURE  DEALINGS.   GUARANTOR
FURTHER WARRANTS AND REPRESENTS THAT  IT  HAS
REVIEWED  THIS WAIVER WITH ITS LEGAL COUNSEL,
AND  THAT IT KNOWINGLY AND VOLUNTARILY WAIVES
ITS  JURY TRIAL RIGHTS FOLLOWING CONSULTATION
WITH   LEGAL   COUNSEL.    THIS   WAIVER   IS
IRREVOCABLE,  MEANING  THAT  IT  MAY  NOT  BE
MODIFIED EITHER ORALLY OR IN WRITING, AND THE
WAIVER   SHALL   APPLY  TO   ANY   SUBSEQUENT
AMENDMENTS,    RENEWALS,    SUPPLEMENTS    OR
MODIFICATIONS  TO  THIS  GUARANTY,  THE  LOAN
DOCUMENTS,  OR  TO  ANY  OTHER  DOCUMENTS  OR
AGREEMENTS  RELATING TO THE  LOANS.   IN  THE
EVENT  OF  LITIGATION, THIS GUARANTY  MAY  BE
FILED AS A WRITTEN CONSENT TO A TRIAL BY  THE
COURT.
      19.  WAIVER OF RIGHTS AGAINST BORROWER.
UNTIL THE PAYMENT IN FULL OF THE OBLIGATIONS,
NOTWITHSTANDING  ANYTHING  TO  THE   CONTRARY
WHICH  MAY  BE  CONTAINED  HEREIN,  GUARANTOR
HEREBY UNCONDITIONALLY AND IRREVOCABLY AGREES
THAT  GUARANTOR  (I) WILL NOT ASSERT  AGAINST
BORROWER  ANY RIGHT OR CLAIM, AT  LAW  OR  IN
EQUITY,  TO  INDEMNIFICATION,  REIMBURSEMENT,
CONTRIBUTION, RESTITUTION OR PAYMENT  FOR  OR
WITH RESPECT TO ANY AND ALL AMOUNTS GUARANTOR
MAY  PAY  OR  BE OBLIGATED TO PAY TO  HELLER,
INCLUDING,     WITHOUT    LIMITATION,     THE
OBLIGATIONS,   AND   ANY   AND   ALL    OTHER
OBLIGATIONS  WHICH  GUARANTOR  MAY   PERFORM,
SATISFY  OR DISCHARGE, UNDER OR WITH  RESPECT
TO THIS GUARANTY, AND (II) WILL NOT ASSIGN OR
OTHERWISE  TRANSFER ANY SUCH RIGHT OR  CLAIMS
TO  ANY  OTHER PERSON.  UNTIL THE PAYMENT  IN
FULL  OF  THE OBLIGATIONS, GUARANTOR  FURTHER
UNCONDITIONALLY AND IRREVOCABLY  AGREES  THAT
GUARANTOR SHALL HAVE NO RIGHT OF SUBROGATION,
AND  WAIVES  ANY RIGHT TO ENFORCE ANY  REMEDY
WHICH  HELLER NOW HAVE OR HEREAFTER MAY  HAVE
AGAINST BORROWER AND WAIVES ANY DEFENSE BASED
UPON AN ELECTION OF REMEDIES BY HELLER, WHICH
DESTROYS OR OTHERWISE IMPAIRS ANY SUBROGATION
RIGHTS  OF  GUARANTOR  AND/OR  THE  RIGHT  OF
GUARANTOR  TO  PROCEED AGAINST  BORROWER  FOR
REIMBURSEMENT.

      20.  Board Representation.  Pursuant to
that  certain Shareholder Agreement  of  even
date  herewith (the "Shareholder  Agreement")
among  First Wave, certain other shareholders
of  Borrower, Borrower and Guarantor, all  of
the  shareholders of Borrower have agreed  to
vote  their stock to nominate and  elect  one
person  designated by Guarantor to the  board
of   directors  of  Borrower.   In  addition,
pursuant  to  the Shareholder Agreement,  the
articles  of  incorporation  and  by-laws  of
Borrower are being amended to provide,  among
other  things, that the unanimous consent  of
the   board  of  directors  is  required  for
certain  material  actions.   To  secure  the
shareholders agreement to nominate and elect to the board of directors an individual designated by Guarantor, the shareholders have granted a proxy to Guarantor for such purpose. Guarantor covenants and agrees that it will not modify, amend or waive, or permit the modification, amendment or waiver of, the Shareholder Agreement or the articles of incorporation or by-laws of Borrower without the prior written consent of Heller.

      Pursuant  to subsection 8.1(T)  of  the
Credit  Agreement, an Event of Default  shall
occur  at such time as a Resources Designated
Director   (as  defined  in  the  Shareholder
Agreement)  is not a member of the  Board  of
Directors of Borrower.  Notwithstanding  such
provision  and  provided no  other  Event  of
Default has occurred, solely for purposes  of
this Guaranty, Heller will not demand payment
of Guarantor hereunder solely due to an Event
of  Default under said subsection 8.1(T)  (a)
for thirty (30) days after the occurrence  of
a  vacancy if such vacancy occurs due to  the
death of the Resources Designated Director or
such  person's resignation as an  officer  of
Resources, or otherwise solely as a result of
events  occurring with respect  to  Guarantor
which  are  unrelated  to  Borrower  or   the
business  or operations thereof, or  (b)  for
fifteen (15) days after the occurrence  of  a
vacancy  for  any  other  reason.   If   such
vacancy   is  filled  within  the  applicable
designated time period, the Event of  Default
under   subsection  8.1(T)  of   the   Credit
Agreement shall be deemed cured.



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        IN    WITNESS    WHEREOF,    Guarantor    has    executed
this Guaranty as of the date first above written.


                                   NEWPARK RESOURCES, INC., a
                                   Delaware corporation


                                   By: __________________________

                                   Title:________________________

Witness:

_____________________

Witness Address:

____________________
____________________